FSS1 P-2 12/09

SUPPLEMENT DATED DECEMBER 11, 2009

TO THE PROSPECTUS
DATED SEPTEMBER 1, 2009 OF
FRANKLIN STRATEGIC SERIES

(Franklin Flex Cap Growth Fund,

Franklin Focused Core Equity Fund,

Franklin Growth Opportunities Fund,

Franklin Small Cap Growth Fund,

Franklin Small-Mid Cap Growth Fund)

The Prospectus is amended as follows:

I. The portfolio management team, under the "Management" section on page 15 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

CONRAD B. HERRMANN, CFA Senior Vice President of Advisers

Mr. Herrmann has been the lead portfolio manager of the Fund since 1993. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1989.

MATT MOBERG, CPA Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

II. The portfolio management team, under the "Management" section on page 51 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

GRANT BOWERS Vice President of Advisers

Mr. Bowers has been the lead portfolio manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.

CONRAD B. HERRMANN, CFA Senior Vice President of Advisers

Mr. Herrmann has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

Please keep this supplement for future reference.

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